UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2005

UNIVERSAL HOSPITAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-111606	41-0760940
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

7700 France Avenue S, Suite 275
Edina, Minnesota 55435-5228
(Address of principal executive offices)
(Zip Code)

952-893-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On January 7, 2005, Universal Hospital Services, Inc. issued a press release announcing its participation in the JPMorgan Healthcare Conference. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation made during the conference, held January 10, 2005, to discuss Universal Hospital Services, Inc.‘s overall business strategy and financial results through September 30, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release issued by Universal Hospital Services, Inc. on January 7, 2005

99.2	Slides presented during Universal Hospital Services, Inc. presentation at the JPMorgan Healthcare Conference on January 10, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2005	UNIVERSAL HOSPITAL SERVICES, INC. By: /s/ Rex T. Clevenger Rex T. Clevenger Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Universal Hospital Services, Inc. on January 7, 2005
99.2	Slides presented during Universal Hospital Services, Inc. presentation at the JPMorgan Healthcare Conference on January 10, 2005